Exhibit 10.34

Jaguar Health, Inc.
201 Mission Street, Suite 2375
San Francisco, CA 94105

August 31, 2017

VIA ELECTRONIC MAIL

Kingdon Associates

M. Kingdon Offshore Master Fund L.P.

Kingdon Family Partnership, L.P.

Kingdon Credit Master Fund L.P.

c/o Kingdon Capital Management, L.L.C.

152 W 57th St # 50

New York, NY 10019

Attn: Richard Weinstein

Dear Richard:

Reference is hereby made to (i) that certain Amended and Restated Note Purchase Agreement (the “NPA”), dated March 31, 2017, by and among Napo Pharmaceuticals, Inc. (“Napo”), Kingdon Associates (“Kingdon Associates”), M. Kingdon Offshore Master Fund L.P. (“Kingdon Offshore Master Fund”), Kingdon Family Partnership, L.P. (“Kingdon Family Partnership”), and Kingdon Credit Master Fund L.P. (“Kingdon Credit Master Fund” and, together with Kingdon Associates, Kingdon Offshore Master Fund, Kingdon Family Partnership, the “Purchasers”), (ii) that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) (“Jaguar”), Napo Acquisition Corporation, Napo, and Greg Stock (and, pursuant to the Merger Agreement, Napo became a wholly owned subsidiary of Jaguar following the closing of the transactions contemplated thereby (the “Merger”)), and (iii) that certain Letter Agreement, dated March 31, 2017, by and among Jaguar and the Purchasers.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the NPA.

The parties have agreed to extend the deadline to file a registration statement with the U.S. Securities and Exchange Commission with respect to the Conversion Stock (as defined in the Note) together with any shares of Jaguar’s common stock issued in connection with interest payments under the Note (“Filing Deadline”) set forth in the Letter Agreement until October 20, 2017, and this letter agreement (the “Letter Agreement Amendment”) shall serve as an amendment to the Letter Agreement and as written evidence of the mutual agreement among the parties to extend the Filing Deadline.

1.              Letter Agreement Amendment.  Accordingly, Jaguar and the Purchasers hereby agree that Section 2 of the Letter Agreement is hereby deleted in its entirety and replaced as follows:

“2.  Registration Rights.  Jaguar hereby agrees that, not later than October 20, 2017 (the “Filing Deadline”), Jaguar shall file a registration statement with the U.S. Securities and Exchange Commission with respect to the Conversion Stock (as defined in the Note)

together with any shares of Jaguar’s common stock issued in connection with interest payments under the Note, and Jaguar shall use its best efforts to cause such registration statement to be declared effective no later than 120 days after the Filing Deadline; once effective, Jaguar shall maintain the effectiveness of such registration statement until the date that is the earlier to occur of (i) twelve months following the last date on which shares of Jaguar’s common stock are issuable under the Notes (for the avoidance of doubt, other than pursuant to the Merger Agreement) and (y) a Change of Control (as defined in the Notes), subject to customary delays and suspensions.”

2.              Miscellaneous.

a.  Effectiveness.  From and after the date hereof, all references to the Letter Agreement shall mean the Letter Agreement as amended by this Letter Agreement Amendment.

b.  Other Provisions Unaffected.  Except as modified by this Letter Agreement Amendment, the Letter Agreement is unchanged and shall continue in full force and effect in accordance with the provisions thereof.

c.  Amendments.  The provisions of this Letter Agreement Amendment may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, except by the written consent of all parties hereto.

[Signature page follows]

Very truly yours,

JAGUAR HEALTH, INC.

		By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	President & CEO

M. KINGDON OFFSHORE MASTER FUND, L.P.

By: Kingdon Capital Management, L.L.C.,
in its capacity as agent and investment adviser

By:	/s/ William Walsh
Name:	William Walsh
Title:	Chief Financial Officer

KINGDON FAMILY PARTNERSHIP, L.P.

By: Kingdon Capital Management, L.L.C.,
in its capacity as agent and investment adviser

By:	/s/ William Walsh
Name:	William Walsh
Title:	Chief Financial Officer

KINGDON CREDIT MASTER FUND L.P.

By: Kingdon Capital Management, L.L.C.,
in its capacity as agent and investment adviser

By:	/s/ William Walsh
Name:	William Walsh
Title:	Chief Financial Officer